Putnam Multi-Cap Core Fund
The fund's portfolio
1/31/21 (Unaudited)

COMMON STOCKS (93.1%)(a)
	Shares	Value
Aerospace and defense (1.6%)
Northrop Grumman Corp.	69,465	$19,909,364
Raytheon Technologies Corp.	384,542	25,660,488

		45,569,852
Air freight and logistics (0.5%)
FedEx Corp.	58,154	13,685,962

		13,685,962
Airlines (1.2%)
Southwest Airlines Co.	738,456	32,447,757

		32,447,757
Auto components (1.1%)
Magna International, Inc. (Canada)	422,486	29,679,642

		29,679,642
Banks (4.6%)
Bank of America Corp.	2,696,042	79,937,645
Citigroup, Inc.	569,816	33,043,630
KeyCorp	663,965	11,194,450
Wells Fargo & Co.	138,531	4,139,306

		128,315,031
Beverages (1.3%)
Coca-Cola Co. (The)	471,665	22,710,670
Molson Coors Beverage Co. Class B	286,818	14,386,791

		37,097,461
Biotechnology (3.5%)
AbbVie, Inc.	375,052	38,435,329
Amgen, Inc.	182,888	44,154,650
Biogen, Inc.(NON)	50,033	14,139,826

		96,729,805
Capital markets (4.2%)
Ameriprise Financial, Inc.	130,097	25,742,293
Apollo Global Management, Inc.	192,464	8,841,796
Goldman Sachs Group, Inc. (The)	118,975	32,262,451
KKR & Co., Inc. Class A	449,188	17,495,873
Morgan Stanley	272,924	18,299,554
Raymond James Financial, Inc.	131,563	13,147,091

		115,789,058
Chemicals (0.8%)
Eastman Chemical Co.	228,326	22,455,862

		22,455,862
Communications equipment (1.4%)
Cisco Systems, Inc./California	886,157	39,504,879

		39,504,879
Construction materials (0.3%)
Summit Materials, Inc. Class A(NON)	401,296	8,238,607

		8,238,607
Distributors (0.2%)
LKQ Corp.(NON)	157,668	5,532,570

		5,532,570
Diversified financial services (2.9%)
Berkshire Hathaway, Inc. Class B(NON)	220,792	50,311,873
Climate Change Crisis Real Impact I Acquisition Corp. (Private)(NON)(F)(PIPE)	919,918	17,303,658
FirstMark Horizon Acquisition Corp. Class A(NON)	412,176	4,377,309
Thoma Bravo Advantage Class A(NON)	821,487	9,808,555

		81,801,395
Diversified telecommunication services (0.9%)
AT&T, Inc.	389,529	11,152,215
Liberty Global PLC Class A (United Kingdom)(NON)	620,749	14,984,881

		26,137,096
Electric utilities (2.6%)
Exelon Corp.	503,479	20,924,587
NRG Energy, Inc.	697,514	28,884,055
PG&E Corp.(NON)(S)	2,036,501	23,277,206

		73,085,848
Entertainment (1.2%)
Walt Disney Co. (The)(NON)	200,500	33,718,085

		33,718,085
Equity real estate investment trusts (REITs) (1.7%)
Armada Hoffler Properties, Inc.(R)	970,846	10,436,595
Boston Properties, Inc.(R)	96,483	8,806,003
Gaming and Leisure Properties, Inc.(R)	708,093	29,123,865

		48,366,463
Food and staples retail (2.0%)
Walmart, Inc.	390,781	54,900,823

		54,900,823
Health-care equipment and supplies (0.6%)
Medtronic PLC	148,848	16,571,248

		16,571,248
Health-care providers and services (4.9%)
Cigna Corp.	77,520	16,825,716
CVS Health Corp.	237,603	17,024,255
HCA Healthcare, Inc.	148,993	24,208,383
McKesson Corp.	112,353	19,602,228
Tenet Healthcare Corp.(NON)	335,062	15,838,381
UnitedHealth Group, Inc.	128,969	43,021,479

		136,520,442
Hotels, restaurants, and leisure (0.3%)
Chuy's Holdings, Inc.(NON)	174,323	6,115,251
Kura Sushi USA, Inc. Class A(NON)(S)	139,950	3,169,868

		9,285,119
Household durables (1.2%)
HC Brillant Services GmbH (acquired 8/2/13, cost $32) (Private) (Germany)(NON)(F)(RES)	48	44
PulteGroup, Inc.	786,603	34,217,231

		34,217,275
Industrial conglomerates (1.0%)
Honeywell International, Inc.	135,832	26,537,498

		26,537,498
Insurance (1.7%)
American International Group, Inc.	517,608	19,379,244
Arch Capital Group, Ltd.(NON)	350,458	11,007,886
Assured Guaranty, Ltd.	456,543	16,321,412

		46,708,542
Interactive media and services (5.1%)
Alphabet, Inc. Class C(NON)	49,031	90,008,168
Facebook, Inc. Class A(NON)	200,112	51,694,933

		141,703,101
Internet and direct marketing retail (4.0%)
Amazon.com, Inc.(NON)	34,566	110,825,509

		110,825,509
IT Services (2.4%)
Mastercard, Inc. Class A	137,741	43,566,101
PayPal Holdings, Inc.(NON)	104,634	24,516,793

		68,082,894
Life sciences tools and services (0.4%)
Avantor, Inc.(NON)	417,305	12,306,324

		12,306,324
Machinery (0.7%)
Otis Worldwide Corp.	279,852	18,092,432

		18,092,432
Media (1.2%)
Comcast Corp. Class A	676,690	33,543,523

		33,543,523
Metals and mining (1.3%)
Freeport-McMoRan, Inc. (Indonesia)	600,128	16,149,444
Nucor Corp.	410,718	20,014,288

		36,163,732
Mortgage real estate investment trusts (REITs) (0.2%)
Starwood Property Trust, Inc.(R)	316,370	5,935,101

		5,935,101
Multiline retail (1.6%)
Target Corp.	238,915	43,284,231

		43,284,231
Oil, gas, and consumable fuels (1.8%)
Comstock Resources, Inc.(NON)(S)	1,978,475	9,002,061
ConocoPhillips	269,334	10,781,440
Enterprise Products Partners LP	1,019,528	20,625,051
Phillips 66	144,376	9,788,693

		50,197,245
Pharmaceuticals (3.0%)
Eli Lilly and Co.	155,120	32,260,306
Johnson & Johnson	307,513	50,164,596

		82,424,902
Real estate management and development (0.7%)
CBRE Group, Inc. Class A(NON)	335,128	20,436,105

		20,436,105
Road and rail (1.0%)
Union Pacific Corp.	137,260	27,104,732

		27,104,732
Semiconductors and semiconductor equipment (3.9%)
Intel Corp.	532,910	29,581,834
Lam Research Corp.	85,689	41,469,192
Micron Technology, Inc.(NON)	240,421	18,817,752
Texas Instruments, Inc.	110,128	18,247,108

		108,115,886
Software (10.7%)
Citrix Systems, Inc.	76,066	10,140,358
Dynatrace, Inc.(NON)	310,305	12,880,761
Microsoft Corp.	949,088	220,150,449
Oracle Corp.	601,001	36,318,490
Salesforce.com, Inc.(NON)	59,896	13,510,142
Upland Software, Inc.(NON)	92,708	4,421,245

		297,421,445
Specialty retail (3.1%)
Best Buy Co., Inc.	261,645	28,472,209
Lowe's Cos., Inc.	348,493	58,146,057

		86,618,266
Technology hardware, storage, and peripherals (8.4%)
Apple, Inc.	1,671,953	220,630,918
NCR Corp.(NON)	357,097	11,912,756

		232,543,674
Tobacco (0.7%)
Altria Group, Inc.	451,887	18,563,518

		18,563,518
Trading companies and distributors (1.2%)
United Rentals, Inc.(NON)	132,510	32,201,255

		32,201,255

Total common stocks (cost $1,578,285,892)		$2,588,460,195

UNITS (1.2%)(a)
	Units	Value
Senior Connect Acquisition Corp. I(NON)	909,766	$9,552,543
SVF Investment Corp.(NON)	867,090	11,272,170
Switchback II Corp.(NON)	1,078,831	12,708,629

Total units (cost $28,556,870)		$33,533,342

CONVERTIBLE BONDS AND NOTES (0.8%)(a)
	Principal amount	Value
Penn National Gaming, Inc. cv. sr. unsec. notes 2.75%, 5/15/26	$4,671,000	$21,020,708

Total convertible bonds and notes (cost $4,671,000)		$21,020,708

WARRANTS (—%)(a)(NON)
	Expiration date	Strike Price	Warrants	Value
FirstMark Horizon Acquisition Corp. Class A	9/26/25	$11.50	59,318	$124,562

Total warrants (cost $116,172)				$124,562

SHORT-TERM INVESTMENTS (5.9%)(a)
		Principal amount/ shares	Value
Putnam Cash Collateral Pool, LLC 0.15%(AFF)	Shares	28,062,350	$28,062,350
Putnam Short Term Investment Fund Class P 0.13%(AFF)	Shares	126,629,552	126,629,552
U.S. Treasury Bills 0.083%, 3/18/21(SEG)		$4,900,000	4,899,617
U.S. Treasury Bills 0.073%, 2/16/21(SEG)		4,200,000	4,199,917

Total short-term investments (cost $163,791,275)			$163,791,436
TOTAL INVESTMENTS

Total investments (cost $1,775,421,209)			$2,806,930,243

FUTURES CONTRACTS OUTSTANDING at 1/31/21 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
Russell 2000 Index E-Mini (Long)	564	$58,476,676	$58,323,240	Mar-21	$1,753,642
S&P 500 Index E-Mini (Long)	317	58,870,704	58,727,420	Mar-21	(207,915)

Unrealized appreciation					1,753,642

Unrealized (depreciation)					(207,915)

Total					$1,545,727

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from May 1, 2020 through January 31, 2021 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $2,781,430,045.
(NON)	This security is non-income-producing.
(RES)	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $44, or less than 0.1% of net assets.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 4/30/20	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 1/31/21
Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$130,200,565	$392,847,986	$494,986,201	$170,729	$28,062,350
	Putnam Short Term Investment Fund**	7,104,887	365,813,904	246,289,239	54,636	126,629,552

	Total Short-term investments	$137,305,452	$758,661,890	$741,275,440	$225,365	$154,691,902
* No management fees are charged to Putnam Cash Collateral Pool, LLC. There were no realized or unrealized gains or losses during the period.
# The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund received cash collateral of $28,062,350, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $27,105,936. Certain of these securities were sold prior to the close of the reporting period.
** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $7,238,512.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities' valuation inputs.
(R)	Real Estate Investment Trust.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
(PIPE)	Represents the asset to be received in a private investment in public entity (PIPE) commitment.
At the close of the reporting period, the fund maintained liquid assets totaling $9,199,180 to cover the settlement of certain securities.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Futures contracts: The fund used futures contracts to equitize cash.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as“variation margin”.
For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$235,101,805	$—	$—
Consumer discretionary	319,442,568	—	44
Consumer staples	110,561,802	—	—
Energy	50,197,245	—	—
Financials	361,245,469	—	17,303,658
Health care	344,552,721	—	—
Industrials	195,639,488	—	—
Information technology	745,668,778	—	—
Materials	66,858,201	—	—
Real estate	68,802,568	—	—
Utilities	73,085,848	—	—

Total common stocks	2,571,156,493	—	17,303,702
Convertible bonds and notes	—	21,020,708	—
Units	33,533,342	—	—
Warrants	124,562	—	—
Short-term investments	—	163,791,436	—

Totals by level	$2,604,814,397	$184,812,144	$17,303,702
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$1,545,727	$—	$—

Totals by level	$1,545,727	$—	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund's net assets and were not considered a significant portion of the fund's portfolio.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Futures contracts (number of contracts)	300
Warrants (number of warrants)	890,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com